UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2009

Palm, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-29597	94-3150688
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

950 W. Maude Avenue, Sunnyvale, California	94085
(Address of principal executive offices)	(Zip Code)

(408) 617-7000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On September 24, 2009, Palm, Inc. (the “Company”) issued a press release, a copy of which is furnished as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

The information in this Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description
99.1	Press release of the Company dated September 24, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PALM, INC.

Date: September 25, 2009
/s/ Mary E. Doyle
Mary E. Doyle
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Press release of the Company dated September 24, 2009